UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2005

Keryx Biopharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.  Other Events

On May 5, 2005, Keryx Biopharmaceuticals, Inc. issued a press release announcing interim results from a Phase II clinical study for KRX-101 (Sulodexide Gelcaps) for the treatment of diabetic nephropathy. The data was presented by Dr. Edmund J. Lewis, MD, on May 5, 2005, at the National Kidney Foundation Spring Clinical Meeting in Washington, D.C. A copy of such press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed as a part of this report:

Exhibit
Number  Description
99.1               Press Release dated May 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: May 5, 2005
By: /s/ Ron Bentsur
       Ron Bentsur
       Vice President, Finance and Investor Relations

INDEX TO EXHIBITS

Exhibit
Number  Description
99.1       Press Release dated May 5, 2005